Response to Item 77D- Policies with respect to security investment

Eaton Vance Diversified Currency Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Emerging Markets Local Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Global Dividend Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Global Macro Absolute Return Advantage Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Global Macro Absolute Return Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Low Duration Government Income Fund
(formerly Eaton Vance Low Duration Fund)
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Multi-Strategy Absolute Return Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Multi-Strategy All Market Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Strategic Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Tax-Managed Global Dividend Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and the prospectus as well, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.